FORM 8-K/A
Amendment No. 3

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

Date of Report: August 13, 2007
(Date of Earliest Event Reported)

ADVANCED ID CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-24965	46-0439668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 - 5th Street NE
#200, Bay 6
Calgary, Alberta, Canada
T2E 7C3
(Address of principal executive offices (zip code)

(403) 264-6300

(Registrant's telephone number, including area code)

On November 6 , 2007, Advanced ID filed a Form 8-K to report the acquisition of Pneu Logic, Limited. On April 21, 2008, an amendment to the Form 8- K was filed which included pro forma financial statements reflecting the Pneu Logic Limited acquisition. On May 12, 2008 an  amendment to the Form 8-K  was filed  to include revised financial statements prepared under US GAAP.  The purposes of this Amendment No. 3 are to (i) file revisions to Tomkinson Teal’s Independent Auditor’s Report to the Shareholders of PNEU Logic Ltd., (ii) provide unaudited financial statements of PNEU Logic Ltd. for the five months ended June 30, 2007, and (iii) to make certain corrections to the pro-forma financial statements reflecting the PNEU Logic acquisition.  For ease of reference, the audit report, audited financial statements of PNEU Logic, unaudited financial statements of PNEU Logic and pro form financial statements, as amended, are restated and set forth in their entirety below .

Item 9.01 Financial Statements and Exhibits

Pneu Logic Limited
Financial Statements prepared under US GAAP and in United States Dollars  for the years as of and  ended 31 January 2005, 31 January 2006 and 31 January 2007

PNEU Logic Ltd

Company Information
For the Year Ended 31 January 2007

DIRECTORS:	D G Yeomans
L Yeomans
K Field
R S Lakin

SECRETARY:	Mrs G P A Yeomans

REGISTERED OFFICE:	Hanover Court
5 Queen Street Lichfield
Staffordshire WS13 6QD

REGISTERED NUMBER:	04357930 (England and Wales)

AUDITORS:	Tomkinson Teal
Hanover Court
5 Queen Street
Lichfield
Staffordshire
WS13 6QD

Pneu Logic Limited

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of PNEU Logic Limited

We have audited the accompanying balance sheet of PNEU Logic Limited (the “Company”) as of January 31, 2005, 2006 and 2007 and the related statements of income (operations), stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of  Pneu Logic Limited as of January 31, 2005, 2006 and 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tomkinson Teal
Hanover Court
5 Queen Street
Lichfield
Staffordshire
WS13 6QD
21 January 2008

PNEU Logic Ltd Balance Sheets

ASSETS	31/01/2005 $US	31/01/2006 $US	31/01/2007 $US
Cash and cash equivalents	14,618	27,905	-
Accounts receivable, net	52,901	12,563	65,198
Group company debtors	-	-	-
Inventory, net	-	34,476	34,085
Other current assets	2,923	24,687	19,033

Total current assets	70,442	99,631	118,316

Furniture and equipment, net	-	-	6,709
Patents, net	14,326	12,824	13,336

Total assets	84,768	112,455	138,361

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current portion of
long-term debt	126,114	32,400	43,013
Loan from Director	230,522	236,083	157,246
Accounts payable	52,890	141,161	253,402
Accrued expenses	8,844	29,959	25,052

Total current liabilities	418,370	439,603	478,713

Total liabilities	418,370	439,603	478,713

Shareholders' equity:
Common stock, 1 (pound) par value;
100,000 Shares authorized;
100 shares issued in 2003,
60,000 (issued at par in 2004.	110,402	110,402	110,402
	2004.
Accumulated (deficit)	(400,136)	(412,106)	(393,455)
Accumulated other comprehensive(loss)income	(43,868)	(25,444)	(57,299)
Total shareholders' equity	(333, 602)	(112,455)	(340, 352)

See notes to the financial statements

PNEU Logic Ltd
Statements of Income For the periods ended

Net revenues:	31/01/2005 12 months $ US	31/01/2006 12 months $ US	31/01/2007 12 months $ US
Product revenues	53,679	87,148	311,460
Other revenue	0	0	0
Revenues, net	53,679	87,148	311,460
Costs and expenses
Cost of good sold	32,935	58,813	249,249
Marketing, general and administrative	48,487	23,074	38,332
Research and development	51,893	14,005	5,177
Total costs and expenses	133,315	95,892	292,758
(Loss) income from operations	(79,636)	(8,744)	18,702
Other (expense) and income:
Interest income	322	74	134
Interest expense	(6,032)	(3,296)	(174)
Total other (expense)and income	(5,710)	(3,222)	(40)
Net (loss) income before taxes	(85,346)	(11,966)	18,662
Provision for income taxes	0	0	(21)
Net (loss) income	(85,346)	(11,966)	18,641

See notes to the financial statements

Pneu Logic Limited
Statements of cash flows For the periods ended

	31/01/2005	31/01/2006	31/01/2007
	12 months $ US	12 months $ US	12 months $ US

Net income	(85,346)	(11,966)	18,641
Add (deduct) items not using
(providing) cash
Depreciation	0	0	1,087
Amortization	735	725	744
Gain on sale of equipment	35,593	0	0
Increase in deferred taxes	0	0	0
(Increase)decrease in accounts receivable	(43,212)	38,068	(48,696)
(Increase) decrease in inventory	19,236	(35,047)	3,656
(Increase) decrease in other debtors	5,526	(22,287)	7,711
Increase(decrease)in accounts payable	23,063	92,671	92,944
Increase(decrease in other creditors	5,696	21,957	(7,526)
(Decrease) increase in taxes payable	0	0	21
Net cashflow from operating activities	(38,709)	84,121	68,582
Cashflow from investing activities
Sale of equipment	35,540	0	0
Purchase of intangible assets	0	0	0
Purchase of equipment	0	0	(7,447)
Net cash provided by investing activities	35,540	0	(7,447)
Cashflow from financing activities
Sale of common stock	110,237	0	0
Increase in loans payable	(157,277)	(69,803)	(131,019)
Increase in factoring	0	0	0
Net cash provided by financing activities	(47,040)	(69,803)	(131,019)
Effect of exchange rate changes	924	(1,031)	(1,034)
Net increase in cash and cash Equivalents	(49,285)	13,287	(70,918)
Cash and cash equivalents at beginning of the year
Cash and cash equivalents at end of the year	63,903	14,618	27,905
	14,618	27,905	(43,013)

See notes to the financial statements

PNEU Logic Limited
Statements of Shareholders' Equity

	Common stock		Accumulated
	Shares	Amount	deficit
	No.	$ US	$ US	$ US	$ US

Balance at 31 January
2004	100	165	(314,790)	(32,416)	(347,041)
Comprehensive income:
Net income			(85,346)		(85,346)
Foreign currency
translation				(11,452)	(11,452)
Total comprehensive
income	-	-	(85,346)	(11,452)	(96,798)
New issue	60,000	110,237	-	-	110,237
Balance at 31 January
2005	60,100	110,402	(400,136)	(43,868)	(333,602)
Comprehensive income:
Net income	-	-	(11,966)	-	(11,966)
Foreign currency
translation	-	-	-	18,424	18,424
Unidentified	-	-	(3)	-	(4)
Total comprehensive
income	-	-	(11,969)	18,424	6,454
Balance at 31 January
2006	60,100	110,402	(412,105)	(25,444)	(327,148)
Comprehensive income:
Net income	-	-	18,641	-	18,641
Foreign currency
translation	-	-	-	(31,855)	(31,854)
Unidentified	-	-	9	-	9
Total comprehensive
income	-	-	18,650	(31,855)	(13,204)
Balance at 31 January
2007	60,100	110,402	(393,455)	(57,299)	(340,352)

See notes to the financial statements

1. Description of business

Pneu Logic Limited ("Pneu Logic") is a company incorporated in England and Wales specialising in the manufacture and sale of electronic equipment. Pneu Logic's principle markets are the UK, Europe and the USA. The company ceased trading on 30 June 2007.

2. Use of these financial statements

These financial statements have been prepared by the Company solely for group consolidation purposes and internal company use.

3. Significant accounting policies

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and the expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, to be cash and cash equivalents.

Revenue recognition

The Company recognizes revenue from the sale of its products at the time of shipment, when title and risk of loss transfer. The Company provides products to its distributors at agreed wholesale prices and the balance of customers at set retail prices. Distributors can receive discounts for accepting high volume shipments. The discounts are reflected immediately in the net invoice price, which is the basis for revenue recognition. No further material discounts or sales incentives are given.

The Company's considerations for recognizing revenue upon shipment of product to a distributor are based on the following:

- Persuasive evidence that an arrangement (purchase order and sales invoice) exists between a willing buyer (distributor0 and the Company that outlines the terms of sale (company information, quantity of goods, purchase price and payment terms). The buyer (distributor) does not have a right of return.

- Shipping terms are ex-factory shipping point. At this point, the buyer (distributor) takes title to the goods and is responsible for all risks and rewards of ownership, including insuring the goods as necessary.

- The buyer (distributor) places a purchase order with the Company. The terms of the sale are cash, COD or credit Customer credit is determined based on the Company's policy and procedures related to the buyer's (distributor's) creditworthiness. Based on this determination, the Company believes that collectibility is reasonably assured.

Provision has been made for estimated sales returns based on historical experience.

Shipping and Handling revenues and Costs

Shipping and Handling revenues are included in product revenue and the related costs are included in cost of good sold.

Inventories

Inventories are recorded at lower of cost (first -in, first out) or marker value

	31/01/2005	31/01/2006	31/01/2007
	$ US	$ US	$ US
Inventories	-	-	-
Finished goods	-	34,476	34,085
	-	34,476	34,085
Valuation allowance	-	-	-
Total inventory	-	34,476	34,085

Accounts receivable

Accounts receivable are recorded at net realizable value.The Company  performs ongoing credit evaluations of customers' financial condition and does not require collateral for accounts receivable arising in the normal course of business. The Company maintains allowances for potential credit losses based on the Company's historical trends, specific customer issues and current economic trends. Accounts are written off when they are determined to be uncollectible based on managements' assessment of individual accounts. Credit losses, when realized, have been within the range of management's expectations.No provision for bad debts has been considered necessary.

Equipment

Equipment is recorded at cost. Depreciation on equipment is recorded using the straight line method over the stimulated economic useful life of the related assets. Estimated useful lives are 3 years for equipment. Depreciation expense, which is included in marketing, general and administrative costs in the Income Statement,for each period was:

Period Ended

	31/01/2005 $ US	31/01/2006 $ US	31/01/2007 $ US

Depreciation expense	-	-	1,087

Property and equipment consist of the following at:

As at:

	31/01/2005	31/01/2006	31/01/2007
	$ US	$ US	$ US
Equipment	3,205	3,029	11,190
	3,205	3,029	11,190
Less: Accumulated
Depreciation	(3,205)	(3,029)	(4,481)
	-	-	6,709

Long lived assets

Management assesses the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from its future undiscounted cash flows. If it is determined that an impairment has occurred, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds its estimated fair value.

Intangible assets

The company follows Statement of Financial Accounting Standards No.142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which discontinues the amortization of goodwill and identifiable intangible assets that have indefinite lives. In accordance with SFAS 142, these assets are tested for impairment on an annual basis.

Intangible assets comprise expenditure on patents and are amortized over 20 years:

As at:

	31/01/2005	31/01/2006	31/01/2007
	$ US	$ US	$ US
Patents	15,080	14,250	15,689
	15,080	14,250	15,689

Less: Accumulated
amortization	754	1,426	2,353
	14,326	12,824	13,336

Research and development
All research and development costs are charged to operations as incurred.

Advertising costs

Advertising costs are charged to operations as incurred

Advertising expense was as follows:

Period ended

	31/01/2005 $ US	31/01/2006 $ US	31/01/2007 $ US
Advertising expense	1,710	1,376	-

Income taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based on the difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates in effect in the years when those temporary differences are expected to reverse. The impact on deferred taxes of a change in tax rates, should a change occur, is recognized in income in the period that include the enactment date.

Comprehensive Income

The Company reports comprehensive income in accordance with the provision of SFAS No 130, "Reporting Comprehensive Income," which establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive Income, as defined, includes al changes in equity during a period from non-owner sources.

Foreign currency translation

The Company's functional currency is GB pounds. Assets and liabilities are translated to US dollars at year end exchange rates. Stockholders' equity is translated at historical exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the year. The adjustment resulting from translating the financial statements is reflected as a component of accumulated other comprehensive income (loss) within stockholders' equity. Foreign currency transaction gains or losses are recognized in current operations.

4. The current portion comprises a number of lines of credit arranged with various banks.

	31/01/2005	31/01/2006	31/01/2007
Loan from a company by a	$ US	$ US	$ US
Director of Pneu Logic	85,682	32,400	-
Factoring facility	40,432	-	-
Bank line of credit	-	-	43,013
	126,114	32,400	43,013

The key terms of the line of credit are:

Loan from a company controlled by a director of Pneu Logic - unsecured and interest free
Factoring facility with Barclays Bank PLC
Bank line of credit - 43,013

5. Accrued Expenses The following table presents accrued expenses:

	31/01/2005	31/01/2006	31/01/2007
	$ US	$ US	$ US
Corporate taxes	-	-	-
Other accrued liabilities	8,844	29,969	25,052
Total accrued expenses	8,844	29,969	25,052

6. Capital stock transactions

The ownership of the Company changed during 2007 and the Company ceased trading on 30 June 2007.

7. Income taxes The provision for income taxes consists of the following:

Period ended

	31/01/2005	31/01/2006	31/01/2007
	12 months	12 months	12 months
	$ US	$ US	$ US

Current income tax provision
Federal	-	-	21
State	-	-	-
	-	-	21
Deferred income tax
Provision
Federal	-	-	-
State	-	-	-
Change in valuation
allowance	-	-	-

	-	-	-
Income tax expense	-	-	21

Income taxes as a percentage of income differ from statutory federal income tax rate due to:

Period ended

	31/01/2005	31/01/2006	31/01/2007
	12 months	12 months	12 months
Statutory Federal income	%	%	%
Tax rate	(30.0)	(30.0)	(30.0)
Losses carry forward	30.0	30.0	30.0
Effective income tax rate	0.0	0.0	0.0

The components of the net deferred income tax assets and liabilities are as follows:

Period ended

	31/01/2005 $	31/01/2006 $	31/01/2007 $
Change in valuation
allowance	-	-	-
	-	-	21

8. Retirement and Post-Retirement Plans The Company does not have any retirement and post retirement plans

9. Segment reporting

Management considers that the Company comprises of one segment, that of sale of electronic equipment. Management evaluates the performance of the segment based on profit before income taxes but not including interest income, interest expense and other income.

a) Net sales Net sales consist of the following:

Period ended

	31/01/2005	31/01/2006	31/01/2007
	12 months	12 months	12 months
	$	$	$
Sale of electronic
equipment	53,679	87,148	311,460

Geographical analysis of net sales is as follows:

Period ended

	31/01/2005	31/01/2006	31/01/2007
	12 months	12 months	12 months
	$	$	$
United Kingdom	13 ,420	21,787	77,865
Other European countries	26,839	43,574	155,730
Other	13,420	21,787	77,865
	53,679	87,148	311,460

b) Operating loss from operations:

Period ended

	31/01/2005	31/01/2006	31/01/2007
	12 months	12 months	12 months
Sale of electronic	$	$	$
equipment	(79,636)	(8,744)	18,702
Interest income	322	74	134
Interest expense	(6,032)	(3,296)	(174)
Loss from continuing
operations	(85,346)	(11,966)	18,662

c) Reportable Segment Assets, Capital Expenditure and Depreciation Assets that are included in the measure of the segment's assets that is used by the chief operating decision maker represent cash and cash equivalents, trade accounts receivable (net), inventories and equipment. The amounts included in the balance sheet relating to the aforementioned reportable segment assets all relate to the Company's only segment of the sale of electronic equipment.

d) Long lived assets All of the Company's long lived assets are located in the UK.

10. Human resources

The Company has no staff other than its directors.

PNEU LOGIC LTD. UNAUDITED FINANCIAL STATEMENTS AS OF AND FOR THE FIVE MONTHS ENDED JUNE 30, 2007

PNEU Logic Ltd.
Balance Sheet
June 30, 2007
(Unaudited)

June 30, 2007
ASSETS
Current Assets
Cash	$-
Trade accounts receivable, net	141,447
Other accounts receivable	8,544
Inventory	28,856
Prepaid expenses	-
Total current assets	178,847

Property and equipment, net	5,536
Patents, net	13,335
Total other assets	18,871
Total Assets	$197,718

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES
Accounts payable	$241,711
Accounts payable – related parties	143,038
Bank overdraft	87,393
Accrued liabilities	7,364
Total current liabilities	479,506
Total Liabilities	479,506

STOCKHOLDERS EQUITY
Series A preferred stock,
Common stock	110,402
Accumulated deficit	(328,092)
Accumulated other comprehensive income	(64,098)
Total Stockholders’ Equity	(281,788)
Total Liabilities and Stockholders Equity	$197,718

See accompanying notes to unaudited financial statements

PNEU Logic Ltd
Statement of Income
For The Five Month Period Ended June 30, 2007
(Unaudited)

PNEU Logic Ltd.
Revenues	$203,279
Cost of Revenue	48,962
Gross profit	154,317
Research and development expense	3,386
General and administrative expense	85,568

Net income applicable to common shares	$65,363

Net income per share basic and diluted	$1.09
Weighted average shares outstanding basic and diluted	60,100

See accompanying notes to unaudited financial statements

PNEU Logic Ltd
Statement of Cash Flows
For The Five Month Period Ended June 30, 2007
(Unaudited)

June 30, 2007
CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$65,363
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	1,173
Change in assets and liabilities:
Accounts receivable	(76,249)
Inventory	5,228
Other creditors	(8,544)
Accounts payable	(11,691)
Other creditors	(17,688)
Prepaid expenses	19,033
CASH FLOWS USED IN OPERATING ACTIVITIES	(23,375)
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of equipment	-
CASH FLOWS FROM INVESTING ACTIVITIES	-
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in loans payable	(57,221)
CASH FLOWS FROM FINANCING ACTIVITIES	(57,221)
EFFECT OF EXCHANGE RATES	(6,797)
NET DECREASE IN CASH	(87,393)
Bank overdraft at end of period	$(87,393)

See accompanying notes to unaudited financial statements

PNEU LOGIC LTD.
Notes to Financial Statements June 30, 2007
 (Unaudited)
1           Description of business

Pneu Logic Limited ("Pneu Logic") is a company incorporated in England and Wales specializing in the manufacture and sale of electronic equipment. Pneu Logic's principle markets are the UK, Europe and the USA. The company ceased trading on 30 June 2007.

2           Use of these financial statements

These financial statements have been prepared by the Company. The accompanying unaudited financial statements of PNEU Logic Ltd have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in the l Report filed with the SEC on Form 8-K/A.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for our interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the fiscal year 2007, as reported in the Form 8-K/A filed on May 12, 2008, have been omitted.

3	Significant accounting policies

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and the expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, to be cash and cash equivalents.

Revenue recognition

The company recognizes revenue from the sale of its products at the time of shipment, when title and risk of loss transfer. The Company provides products to its distributors at agreed wholesale prices and the balance of customers at set retail prices. Distributors can receive discounts for accepting high volume shipments. The discounts are reflected immediately in the net invoice price, which is the basis for revenue recognition. No further material discounts or sales incentives are given.

The company's considerations for recognising revenue upon shipment of product to a distributor are based on the following:

-   Persuasive evidence that an arrangement (purchase order and sales invoice) exists between a willing buyer (distributor) and the Company that outlines the terms of sale (company information, quantity of goods purchase price and payment terms). The buyer (distributor) does not have a right of return.

-  Shipping terms are ex-factory shipping point. At this point the buyer (distributor) takes title to the goods and is responsible for all risks and rewards of ownership, including insuring the goods as necessary.

-  The buyer (distributor) places a purchase order with the Company. The terms of the sale are cash, COD or credit. Customer credit is determined based on the Company's policy and procedures related to the buyer's (distributor's) creditworthiness. Based on this determination, the Company believes that collectibility is reasonably assured.

Provision has been made for estimated sales returns based on historical experience.

Shipping and Handling revenues and Costs

Shipping and Handling revenues are included in product revenue and the related costs are included in cost of goods sold.

Inventories

Inventories are recorded at lower of cost (first-in, first out) or market value.

June 30, 2007
Inventories
Finished goods	28,856

Accounts receivable

Accounts receivable are recorded at net realizable value. The Company performs ongoing credit evaluations of customers' financial condition and does not require collateral for accounts receivable arising in the normal course of business. The Company maintains allowances for potential credit losses based on the Company's historical trends, specific customer issues and current economic trends. Accounts are written off when they are determined to be uncollectible based on managements' assessment of individual accounts. Credit losses, when realized, have been within the range of management's expectations. No provision for bad debts has been considered necessary.

Equipment
Equipment is recorded at cost. Depreciation on equipment is recorded using the straight line method over the estimated economic useful life of the related assets. Estimated useful lives are 3 years for equipment.

Property and equipment consist of the following:
June 30, 2007
Equipment	$11,190
Less: Accumulated depreciation	(5,654)
$5,536

Long lived assets

Management assesses the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from its future undiscounted cash flows. If it is determined that an impairment has occurred, an impairment loss is recognized for the amount by which the carrying amount of the asset exceeds its estimated fair value.

Intangible assets

The Company follows Statement of Financial Accounting Standards No. 142 (“SFAS 142”), “Goodwill and Other Intangible Assets,” which discontinues the amortization of goodwill and identifiable intangible assets that have indefinite lives. In accordance with SFAS 142, these assets are tested for impairment on an annual basis.

Research and development

All research and development costs are charged to operations as incurred.

Income taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized based on the difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates in effect in the years when those temporary differences are expected to reverse. The impact on deferred taxes of a change in tax rates, should a change occur, is recognised in income in the period that include the enactment date.

Comprehensive Income

The Company reports comprehensive income in accordance with the provision of SFAS No 130, "Reporting Comprehensive Income," which establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive Income, as defined, includes all changes in equity during a period from non-owner sources.

Foreign currency translation

The Company's functional currency is GB pounds. Assets and liabilities are translated to US dollars at year end exchange rates. Stockholders' equity is translated at historical exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the year. The adjustment resulting from translating the financial statements is reflected as a component of accumulated other comprehensive income (loss) within stockholders' equity. Foreign currency transaction gains or losses are recognized in current operations.

4	The current portion comprises a number of lines of credit arranged with various banks.

June 30, 2007
Loan from a company controlled by a director of Pneu Logic	$143,038
Bank line of credit	87,393
$230,431

The key terms of the lines of credit are:

Loan from a company controlled by a director of  Pneu Logic-             Unsecured and interest free
Bank line of credit-                                 $87,393

5	Capital stock transactions

The ownership of the company changed during 2007 and the company ceased trading on 30 June 2007.

6	Segment reporting

Management considers that the company comprises of one segment, that of sale of electronic equipment. Management evaluates the performance of the segment based on profit before income taxes but not including interest income, interest expense and other income.

a) Net sales

Net sales consist of the following:
June 30, 2007
Sale of electronic equipment	$203,279
Geographical analysis of net sales is as follows:
United Kingdom	42,795
Other European countries	107,618
Other	52,866
$203,279

b) Operating loss from operations

Period ended

June 30, 2007
Sale of electronic equipment	$65,363
Interest income	-
Interest expense	-
Loss from continuing operations	65,363

c) Reportable Segment Assets, Capital Expenditure and Depreciation

Assets that are included in the measure of the segment's assets that is used by the chief operating decision maker represent cash and cash equivalents, trade accounts receivable (net), inventories and equipment. The amounts included in the balance sheet relating to the aforementioned reportable segment assets all relate to the company's only segment of the sale of electronic equipment.

d) Long lived assets
All of the company's long lived assets are located in the UK.

7           Human resources

The company has no staff other than its directors.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On July 1, 2007 (the "Effective Date"), Advanced ID Corporation (the "Company") acquired substantially all of the assets of Pneu-Logic Ltd. ("PL").  PL. is engaged in the business of fleet tire management.  The unaudited pro forma financial statements set forth below are presented for illustrative purposes only and are not necessarily indicative of the combined results of operations for future periods or the results of operations that actually would have been realized had the Company and the business of PL been combined during the specific periods.  The results of the combined operations from July 1, 2007 to September 30, 2007 were included in the Company's 10-QSB for the quarter ended September 30, 2007.

The unaudited pro forma combined financial statements, including related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the Company's historical financial statements and related notes included in our Annual Report for the year ended December 31, 2006 and our quarterly report for the quarter ended June 30, 2007.

The unaudited pro forma combined balance sheet as of June 30, 2007, combined the unaudited balance sheet of the Company as of June 30, 2007 and the unaudited statements of assets acquired and liabilities assumed of PL as of June 30, 2007 and gives effect to the acquisition as if the acquisition occurred on June 30, 2007.

For purposes of preparing the unaudited pro forma combined statements of operations included herein, PL's unaudited statement of operations for the six-month period ended June 30, 2007 was combined with the Company's unaudited statement of operations for the six months ended June 30, 2007. For the pro forma information for the year ended December 31, 2006, PL's unaudited statement of operations for the year ended December 31, 2006 was combined with the audited statement of operations of the Company for the year ended December 31, 2006.

All periods used in preparing these unaudited pro forma combined statements of operations represent the most recent financial information available for each entity. The PL financial statements referenced above have been summarized in a format similar to the financial statements of the Company and translated to U.S. dollars in accordance with Generally Accepted Accounting Principles in the United States.

The aggregate purchase price of the fleet tire management business assets acquired was allocated to the assets acquired and liabilities assumed based on their preliminarily estimated fair values at the date of acquisition. The preliminary estimate of the excess of purchase price over the fair value of net tangible assets acquired was allocated to identifiable intangible assets and goodwill

The aggregate purchase of $718,810 included $400,000 cash and 1,000,000 restricted shares of Advanced ID Corporation valued at $318,810.  The cash component consists of $100,000 paid on the date of closing and contingent consideration of ten $30,000 monthly installments commencing October 1, 2007 based on meeting certain revenue targets.  The value of 1,000,000 common shares issued was determined based on the closing price on the Effective Date.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Effective Date.  As these are only estimated amounts, the purchase allocation is subject to refinement.

Current assets, net	$28,800
Property and equipment	5,654
Intangible asset	75,400
Goodwill	608,956

Net assets acquired	$718,810

The tangible assets of the fleet tire management business of PL assumed at the time of acquisition were recorded at their respective fair values, in accordance with purchase accounting requirements.  For purposes of the preliminary purchase price allocation, we have estimated the fair value of property, plant and equipment based on an internal appraisal, which included a review of historical costs and management's intended future use.  The fair value of the acquired property and equipment will be depreciated over estimated useful lives depending on the asset.

The goodwill recorded on a preliminary basis as a result of the PL asset acquisition was $608,956.

The following Unaudited Pro Forma Combined Statements of Operations are accounted for in accordance with Statement of Financial Accounting Standard No. 141, "Business Combinations." T he pro forma adjustments are based upon preliminary estimates and available information. Final purchase accounting adjustments may differ from these pro forma amounts.

ADVANCED ID CORPORATION AND SUBSIDIARIES
Pro Forma Combined Balance Sheet
June 30, 2007
(Unaudited)

	Advanced Id Corporation June 30, 2007	PNEU Logic Ltd. June 30, 2007	Pro Forma Adjustments		Pro Forma Combined

ASSETS
Current Assets
Cash	$145,833	$-	$	a(100,000)	$5,833
Trade accounts receivable, net	163,274	141,172		b(53,950)	250,496
Other accounts receivable	-	8,527		c(8,527)	-
Inventory	117,003	28,800		-	145,803
Prepaid expenses	78,625	-		-	78,625

Total current assets	504,735	178,499		(162,477)	520,757

Property and equipment, net	125,693	6,253		d(599)	131,347
Research and development	-	486,288		e(486,288)	-
Goodwill	55,486	-		f122,068	177,554
Intangible assets	-	-		g75,400	75,400

Total other assets	181,179	492,541		(289,419)	384,301

Total Assets	$685,914	$671,040		$(451,896)	$905,058

LIABILITIES AND STOCKHOLDERS EQUITY
CURRENT LIABILITIES
Accounts payable	$139,220	$221,714		h(221,714)	$139,220
Accounts payable - related
Parties	205,103	142,760		i(142,760)	205,103
Bank overdraft	-	87,222		-	87,222
Current portion of loan payable
related party	3,743	-		-	3,743
Accrued liabilities	22,689	26,876		j(26,876)	22,689
PNEU Logic consideration payable	-	-		k300,000	300,000

Total current liabilities	370,755	478,572		(91,350)	757,977
Loans payable related parties	8,733	-		-	8,733

Total Liabilities	379,488	478,572		(91,350)	766,710

MINORITY INTEREST IN AFG ASIA
ENGINEERING	47,022	-		-	47,022

STOCKHOLDERS EQUITY
Series A preferred stock,	-
Common stock	549,379	120,200		l(110,200)	559,379
Additional paid-in capital	7,537,375	-		m308,810	7,846,185
Subscriptions receivable	(195,000)	-		-	(195,000)
Accumulated deficit	(7,647,323)	72,268		n(559,156)	(8,134,211)
Accumulated other comprehensive
income	14,973	-		-	14,973

Total Stockholders' Equity	259,404	192,468		(360,546)	91,326

Total Liabilities and
Stockholders Equity	$685,914	$671,040		$(451,896)	$905,058

ADVANCED ID CORPORATION AND SUBSIDIARIES
Pro Forma Combined Statement of Operations
For The Six Months Ended June 30, 2007
(Unaudited)

	Advanced Id Corporation June 30, 2007	PNEU Logic Ltd. June 30, 2007	Pro Forma Adjustments	Pro Forma Combined

Revenues	$469,097	$214,325	$-	$683,422
Cost of Revenue	(286,883)	(92,479)	-	(379,362)

Gross profit	182,214	121,846	-	304,060
Research and development expense	(16,809)	-	-	(16,809)
General and administrative expense	(1,366,805)	(94,613)		(1,461,418)
Impairment of goodwill	-	-	(486,888)	(486,888)

Operating loss	(1,201,400)	27,233	(486,888)	(1,661,055)
Interest income (expense)	2,182	-	-	2,182

Loss before minority interest	(1,199,218)	27,233	(486,888)	(1,658,873)
Minority interest	(8,299)	-	-	(8,299)

Net loss	(1,207,517)	27,233	(486,888)	(1,667,172)
Warrant holder inducement dividend	(155,647)	-	-	(155,647)

Net loss applicable to common
shares	(1,363,164)	27,233	(486,888)	(1,822,819)
Other comprehensive income (loss)	(1,503)	-	-	(1,503)

Comprehensive loss	$(1,364,667)	$27,233	$(486,888)	$(1,824,322)

Net loss per share basic and
Diluted	$(0.03)	-	-	$(0.03)

Weighted average shares
outstanding basic and
diluted	53,083,046	-	-	54,083,046

See accompanying noted to unaudited pro forma combined financial statements

ADVANCED ID CORPORATION AND SUBSIDIARIES
Pro Forma Combined Statement of Operations
For The Year Ended December 31, 2006
(Unaudited)

	Advanced Id Corporation December 31, 2006	PNEU Logic Ltd. December 31, 2006	Pro Forma Adjustments	Pro Forma Combined

Revenues	$797,991	$292,505	$-	$1, 090,496
Cost of Revenue	(376,756)	(158,473)	-	(535,229)

Gross profit	421,235	134,032	-	555,229

Research and development expense	(240,375)	-	-	(240,375)
General and administrative expense	(2,404,762)	(96,141)	-	(2,500,903)

Operating loss	(2,223,902)	37,891	-	(2,186,011)

Interest income (expense)	(8,315)	133	-	(8,182)

Loss from continuing operations	(2,232,217)	38,024	-	(2,194,193)
Income from discontinued operations	20,914	-	-	20,914

Net loss	(2,211,303)	38,024	-	(2,173,279)
Warrant holder inducement dividend	-	-	-	-
Net loss applicable to common
Shares	(2,211,303)	38,024	-	(2,173,279)
Other comprehensive income (loss)	560	-	-	560
Comprehensive loss	$(2,210,743)	$38,024	-	$(2,172,719)

Net loss per share basic and
Diluted	$(0.05)	-		$(0.05)

Weighted average shares
outstanding basic and
diluted	49,981,027	-		50,981,027

See accompanying noted to unaudited pro forma combined financial statements

ADVANCED ID CORPORATION AND SUBSIDIARIES
Notes to Pro Forma Combined Financial Statements
 (Unaudited)

Basis of Presentation
On July 1, 2007 (the "Effective Date"), Advanced Id Corporation (the "Company") acquired substantially all of the assets of Pneu-Logic Ltd. ("PL").  PL. is engaged in the business of fleet tire management.  The unaudited pro forma financial statements set forth below are presented for illustrative purposes only and are not necessarily indicative of the combined results of operations for future periods or the results of operations that actually would have been realized had the Company and the business of PL been combined during the specific periods.  The results of the combined operations from July 1, 2007 to September 30, 2007 were included in the Company's 10-QSB for the quarter ended September 30, 2007.

The unaudited pro forma combined balance sheet as of June 30, 2007, combined the unaudited balance sheet of the Company as of June 30, 2007 and the unaudited statements of assets acquired and liabilities assumed of PL as of June 30, 2007 and gives effect to the acquisition as if the acquisition occurred on June 30, 2007.

For purposes of preparing the unaudited pro forma combined statements of operations included herein, PL's unaudited statement of operations for the six-month period ended June 30, 2007 was combined with the Company's unaudited statement of operations for the six months ended June 30, 2007. For the pro forma information for the year ended December 31, 2006, PL's unaudited statement of operations for the year ended December 31, 2006 was combined with the audited statement of operations of the Company for the year ended December 31, 2006.

The tangible assets, of the fleet tire management business of PL assumed at the time of acquisition, were recorded at their respective fair values, in accordance with purchase accounting requirements. For purposes of the preliminary purchase price allocation, we have estimated the fair value of property, plant and equipment based on an internal appraisal, which included a review of historical costs and management's intended future use. The fair value of the acquired property and equipment will be depreciated over estimated useful lives depending on the asset.

The goodwill recorded on a preliminary basis as a result of the PL asset acquisition was $608,956.

Preliminary Purchase Price Allocation The preliminary estimated purchase price is approximately $718,810, which has been determined as follows:

Cash purchase price	$400,000
1,000,000 common shares	318,810

Total estimated purchase price	$718,810

Current assets, net	$28,800
Property and equipment	5,654
Intangible asset	75,400
Goodwill	608,956

Net assets acquired	$718,810
Under the purchase method of accounting, the total estimated purchase price is allocated to the acquired net tangible and intangible assets based on their estimated fair values as of the date of the completion of the acquisition.  Based on management estimates of the fair values, the preliminary estimated purchase price allocation is as follows:

Unaudited Pro Forma Adjustments

a)  Adjustment to record cash purchase price
b)  Adjustment to record fair value of assets acquired
c)  Adjustment to record fair value of assets acquired
d)  Adjustment to record fair value of assets acquired
e)  Adjustment to record fair value of assets acquired
f)  Adjustment to record goodwill resulting from the transaction and subsequent write down of goodwill
g)  Adjustment to record fair value of assets acquired
h)  Adjustment to record fair value of liabilities assumed
i)  Adjustment to record fair value of liabilities assumed
j)  Adjustment to record fair value of liabilities assumed
k)  Adjustment to record balance of cash purchase price payable
l)  Adjustment to record par value of 1,000,000 shares issued on the acquisition and elimination of share capital of PL on acquisition
m)  Adjustment to record value of additional paid-in capital on 1,000,000 shares issued in acquisition
n)  Adjustment to eliminate deficit on acquisition of assets and record goodwill write down subsequent to purchase

Exhibits No.	Description

No. 10	Asset Purchase Agreement dated July 1, 2007 (incorporated by reference to Form 8-K filed November 6, 2007).

No. 23	Consent of Tomkinson Teal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 9, 2008	By:	/s/ Dan Finch
Dan Finch
Chief Executive Officer and President